. . . (1) The 3Q 2025 Earnings Release Supplement should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to the Form 8-K filed with the SEC on October 22, 2025. OceanFirst Financial Corp. 3Q 2025 Earnings Release Supplement(1) October 2025 Exhibit 99.2

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, financial results, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, including potential recessionary conditions, levels of unemployment in the Company’s lending area, real estate market values in the Company’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the imposition of tariffs or other domestic or international governmental policies and retaliatory responses, the effects of the federal government shutdown, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, the availability of low-cost funding, changes in liquidity, including the size and composition of the Company’s deposit portfolio and the percentage of uninsured deposits in the portfolio, changes in capital management and balance sheet strategies and the ability to successfully implement such strategies, competition, demand for financial services in the Company’s market area, changes in investor sentiment and consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees, the impact of pandemics on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation and in the Company’s Earnings Release furnished as Exhibit 99.1 to the Form 8-K as filed with the SEC on October 22, 2025. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Tailored Footprint Across Key Markets Overview of OceanFirst Corporate Overview & Market Data Ticker OCFC (NASDAQ) HQ Red Bank, NJ Branch Network 40 branches; 9 commercial banking centers Core Markets New Jersey, New York City, Greater Philadelphia Expansion Markets Boston, Northern Virginia, and Baltimore Balance Sheet and Capital (Q1-23) Assets $14.3 billion Net Loans $10.5 billion Deposits $10.4 billion Non-performing Loans / Loans(1) 0.34% Tang. Equity / Tang. Assets(2) 8.1% CET1 Ratio (3) 10.6% Q3-25 Loan Portfolio ($’millions) Q3-25 Deposit Base ($’millions) Core Profitability (Q1-23)2 Net Income $20.3 million EPS $0.36 Net Interest Margin (%)(4) 2.89% Efficiency Ratio (%) 70.3% ROAA (%) 0.60% ROTCE (%) 7.19% Corporate Overview and Market Data Balance Sheet and ital (Q3-25) Core Profitability (Q3-25)(2) $5,211 CRE Investor -Owned $997 C&I - real estate $999 C&I - non-real estate $3,135 Residential $216 Home Eq. & Consumer Note: All data presented is as of September 30, 2025. (1) PCD loans are not included in these metrics. (2) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (3) Q3-25 CET1 Ratio – Preliminary Estimate. (4) Core NIM excludes purchase accounting and prepayment fee income. (5) See details on slide 11. $1,732 Non-interest $4,091 Interest-bearing $1,398 Money market $1,000Savings $2,215 Time deposits 3 3 Baltimore and Northern VA Boston Area PA, NJ, NYC 1 2 Commercial Banking Centers Retail Branches Premier Locations 2 3 1 Commercial Banking Centers Retail Branches Premier Locations(5)

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Proven Historical Net Interest Income and Loan Growth 120,262 169,218 240,502 255,971 312,951 305,338 377,477 369,731 334,035 264,945 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.02% 2023 2.72% 2024 2.91% 354,230 YTD Sep-25 Net Interest Margin YTD Net Interest Income Annualized Net Interest Income Net Interest Income Growth ($’thousands) Net Interest Income CAGR 13% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,354 5,288 5,211 687 758 1,046 1,189 1,616 1,504 1,620 1,610 1,550 1,996 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,980 3,050 3,135 475 2018 408 2019 339 2020 261 2021 264 2022 251 2023 230 291 216 Q3-25 3,817 3,975 5,589 6,214 7,756 8,623 9,918 10,195 10,118 10,558 2016 281 2017 2024 Home Equity & Consumer Residential C&I Investor-Owned CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor-Owned CRE CAGR 19% C&I CAGR 13% 4

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Successful Commercial Loan Growth and Geographic DiversificationFont 48% 68% 2016 Q3-25 +21% (Commercial % of Loan Portfolio) Commercial Loans by Geography(1) as of Q3-25 Emphasis on Commercial Increase of $5.4B in commercial loans since 2016 Total: $7.2B 38% 30% 22% 5% New Jersey New York Philadelphia Boston 3% Baltimore 2% Other Markets (2) 5 (1) Based on location the loan is managed. (2) Other includes Washington DC, Northern Virginia, Pittsburgh and Columbus.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Balanced Approach to Deposit Pricing and Growth Deposit Composition ($’millions) 646 607 867 937 1,373 775 1,542 2,445 2,081 2,215673 661 877 898 1,491 1,608 1,488 1,399 1,066 1,000 459 364 570 784 736 714 1,022 1,301 1,398 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,912 4,001 4,091 783 757 1,151 1,377 2,133 2,412 2,101 1,657 1,617 1,732 2016 2017 2018 578 2019 2020 2021 2022 2023 2024 Q3-25 4,188 4,343 5,815 6,329 9,428 9,733 9,675 10,435 10,066 10,436 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits Organic Deposit Growth ($’millions) 4,343 9,733 9,675 10,435 10,066 10,436 2,123 1,616 1,894 2016 2017 2018 449 2019 2020 2021 2022 2023 2024 Q3-25 4,188 5,815 6,329 9,428 Acquired Deposits Organic Deposits 56% 44% Commercial Consumer Total: $10.4B Deposit Stratification 6

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Conservative Credit Risk ProfileFont 0.05% 2017 0.09% 0.01% 0.03% 0.13% 0.05% 2018 0.05% 0.08% 0.00% 0.12% 0.04% 2019 0.14% 0.17% 0.02% 0.11% 0.03% 2020 0.02% 0.10% 0.00% 0.07% 0.02% 2021 0.07% 0.04% 0.00% 0.06% 0.02% 2022 0.18% 0.00% 0.05% 0.02% 2023 0.10% 0.04% 0.00% 0.10% 0.03% 2024 0.18% 0.07% 0.21% 0.07% 0.02% Q3-25 0.52% 0.31% 0.29% 0.47% 0.00% 0.19% 0.26% 0.27% 0.34% 0.15% 0.01% 0.11% 0.22% CRE: IO C&I - Real Estate C&I - Non-Real Estate Residential Consumer (1) PCD loans are not included in these metrics. Refer to the “Asset Quality” section in the Earnings Release for additional information. (2) Peer reporting is on a one quarter lag. 0.54 0.69 2017 0.25 0.60 2018 0.22 2022 0.19 0.38 2023 0.22 0.55 2024 0.26 0.56 0.64 0.30 Q3-25 0.16 0.44 0.32 2020 20212019 0.15 0.40 0.59 Q2-25 NPA/Assets Peer Average NPA/Assets Continued Focus on Credit Risk(1)Non-performing Loans by Type as % of Loans(1) 0.01% 7 (2)

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Business Model Strength Driving Significant Capital ReturnFont $12.33 $0.49 $0.55 $1.01 $13.67 2015 $1.04 $1.55 $12.94 2016 $1.09 $2.15 $13.58 2017 $1.39 $2.77 $14.26 2018 $1.97 $3.45 $15.13 2019 $2.25 $4.13 $14.98 2020 $2.86 $4.81 $15.93 2021 $2.98 $5.55 $17.08 2022 $2.98 $6.35 $18.35 2023 $3.35 $7.15 $18.98 2024 $3.74 $7.75 $19.52 2013 $13.95 $15.62 $15.53 $16.82 $18.42 $20.55 $21.36 Q3-25 $25.61 $27.68 $29.48 $31.01 $12.91 2014 $0.94 $23.60 The growth in TBV per common share(1) (TBVPS) is attributed to: ▪ Minimally dilutive and strategic acquisitions including in critical new markets ▪ Stable and competitive dividend ▪ 115th consecutive quarter ▪ Historical target Payout Ratio of 30% to 50% Growth Since 2013 Tangible Book Value per Share (1) 58.3% Total Capital Return per Share 151.5% Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPS 8 (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Quarterly Earnings Update 9

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Q3-25 Financial Highlights (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information (2) Q3-25 CET1 Ratio – Preliminary Estimate. (3) See details on slide 11 Financial Highlights $0.36 Core Diluted EPS(1) $91 million Net Interest Income 0.60% Core ROAA(1) 7.19% Core ROTCE(1) $0.54 Core PTPP Diluted EPS(1) 10.6% CET1 Ratio(2) ▪ Total loans increased $373 million (or 14% annualized), including $219 million of commercial and industrial loan growth. The commercial loan pipeline remained robust at $711 million and will help drive continued growth in Q4-25. ▪ Deposits, excluding brokered deposit run-off of $118 million, increased $321 million from the linked quarter showing continued strength in funding. ▪ Premier Banking(3) teams (hired in April) have contributed $242 million of deposits – an increase of $127 million from the linked quarter – at a weighted average cost of 2.64%. Based on performance and pipeline to date, we remain optimistic on the trajectory of the Premier Bank’s growth. ▪ We announced the strategic decision to outsource our residential loan originations and title business platforms. This will drive an anticipated annual expense savings of approximately $14 million offset in part by a reduction of residential loan sales in 2026. One-time costs associated with this initiative totaled $4 million in Q3-25 and approximately $8 million in Q4-25. 10

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Premier Bank Update Multi-Year Aspiration Goals Performance To Date ▪ Teams to achieve their full run-rate in 2 to 3 years. ▪ Target deposits of $2 to $3 billion by end of 2027. ▪ 9 Teams hired and onboarded, totaling 36 FTEs. ▪ $242 million of deposits through 9/30/25 at a weighted average cost of 2.64%. ▪ Added +1,100 new accounts across ~300 relationships. ▪ Target $500 million in deposits in 2025. Strategic Deployment of Funding Channel ▪ Reduce wholesale funding and higher cost retail deposits in the near term. ▪ Create meaningful margin and profitability expansion through a stable low-cost deposit vertical supporting future C&I growth. Geography and Reach ▪ New York City – Expanding existing Midtown, NY branch and adding non-retail space. ▪ Long Island – New commercial banking center in Melville, NY. ▪ Westchester – Leveraging existing Scarsdale, NY full-service branch. 11 Business Model ▪ Relationship driven, team-based approach to service, resulting in superior high-touch client experience. ▪ Differentiated Commercial Organic Deposit Channel leveraging our existing infrastructure and products.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Loan Portfolio Trends Moderated Loan Growth in the Portfolio ($’millions) ▪ Total loans increased $373 million (or 14% annualized), including $219 million of commercial and industrial loan growth. ▪ Total loan pipeline at Q3-25 is $864 million with a robust commercial loan pipeline of $711 million. ▪ NDFI(1) loan exposure remains minimal, totaling $295 million (or 3% of total loans) at Q3-25. 5,273 5,288 5,200 5,068 5,211 842 902 897 914 997 661 648 749 863 999 3,003 3,050 3,053 3,119 3,135 5.46% 243 Q3-24 5.38% 230 Q4-24 5.37% 226 Q1-25 5.41% 221 Q2-25 5.49% 216 Q3-25 10,022 10,118 10,125 10,185 10,558 Average Loan Yield Home Equity & Consumer Residential C&I - non-real estate C&I - real estate CRE Investor-Owned 12 (1) Non-Depository Financial Institution

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 103,384 103,534 125,454 124,112 104,773 85,721 54,526 23,811 21,521 18,972 3.58% 1.89% Q3-24 3.49% 1.56% Q4-24 3.70% 1.47% Q1-25 3.82% 1.43% Q2-25 1.17% Q3-25 Strong asset quality trends driven by prudent growth and strong credit risk management Quarterly Credit Trends (1 of 2) Non-Performing Loans and Assets ($’000)(1) Special Mention and Substandard Loans ($’000) Criticized loans as a % of total loans remain low at 1.17% as of Q3-25 compared to 2.06% as of Q4-19 (pre-pandemic). 0.20% 25,252 27,596 29,246 26,711 35,586 7,680 7,498 0.25% 0.19% Q3-24 0.27% 0.22% 1,811 Q4-24 0.29% 0.23% 1,917 Q1-25 0.26% Q2-25 0.34% 0.30% Q3-25 NPL to total loans NPA to total assets OREO Non-performing loans Peer Average Criticized Loans / Total Loans OCFC Criticized Loans / Total Loans Special Mention Substandard 13 OCFC 10-Year (2015-2024) Average Criticized Loans / Total Loans = 2.24% (2) (1) Note: At September 30, 2025, of the Special Mention loans and Substandard loans represented above, 76.6% and 71.4% were current on payments, respectively. (1) OCFC criticized loans exclude OREO. (2) Peer data is on a one quarter lag. (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Quarterly Credit Trends (2 of 2) Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’thousands) 0.06% 0.69% Q3-24 0.06% 0.73% Q4-24 0.05% 0.78% Q1-25 0.05% 0.78% Q2-25 0.04% 0.77% Q3-25 0.75% 0.79% 0.83% 0.83% 0.81% PCD & General Credit Marks ACL -88 -158 636 2,218 617 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Provision Expense Net Charge-offs (Recoveries) 517 3,467 Includes $1.4 million non-core day 1 provision relating to Spring Garden acquisition. 2,041 Includes $3.3 million of increased provision related to elevated uncertainty in the macroeconomic environment despite strong asset quality metrics. 5,340 2,086 14 3,039 4,092 Note: The allowance for credit losses plus the unamortized credit and PCD marks amounted to $85.6 million, or 0.81% of total loans at Q3-25, as compared to $84.2 million, or 0.83% of total loans at Q2-25. Note: Q2-25 charge-offs primarily relate to two commercial relationships of $1.6 million and $445K for NPL sale.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Deposit Trends ▪ Deposits increased by $204 million (or 2.0%), driven by an increase in non-maturity deposits of $287 million (or 3.6%) from the prior quarter. ▪ The decrease in time deposits was primarily driven by brokered CD run-off of $118 million. ▪ We expect Q4-25 deposit growth to be in line with loan growth with a modest increase to deposit costs relating to net deposit growth targets being priced above current rates. Deposit Mix Remains Stable ($’millions) 2,221 2,081 2,120 2,299 2,215 1,072 1,066 1,052 1,023 1,000 1,289 1,301 1,337 1,378 1,398 3,896 4,001 4,007 3,845 4,091 1,638 1,617 1,661 1,687 1,732 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 10,116 10,066 10,177 10,232 10,436 Non-Int. Bearing Int. Bearing Checking Money Market Savings Time Deposits Deposit Beta(1) Up Cycle Down Cycle 42% 29% 15 Cost of Deposits Spot Avg Type of Account Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q3-25 Int. Bearing Checking 2.27% 2.11% 2.04% 2.02% 2.08% 2.11% Money Market 3.37% 3.00% 2.83% 2.94% 2.75% 2.92% Savings 0.81% 0.72% 0.67% 0.66% 0.63% 0.66% Time Deposits 4.47% 4.18% 3.75% 3.75% 3.74% 3.73% Total (incl. non-int. bearing) 2.38% 2.17% 2.03% 2.07% 2.04% 2.06% (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022. Up cycle is the period from January 1, 2022 to June 30, 2024. The down cycle is from July 1, 2024 to September 30, 2025.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Net Interest Income and Net Interest Margin Trends Net Interest Margin NIM Bridge 2.67% Q3-24 2.69% Q4-24 2.90% Q1-25 2.91% Q2-25 2.91% Q3-25 NIM Net Interest Income ($’000) 82,219 Q3-24 83,329 Q4-24 86,652 Q1-25 87,636 Q2-25 90,657 Q3-25 Net Interest Income Headwinds ▪ Competitive market environment as peers compete on rate for quality credit. Tailwinds ▪ Continued growth in lower cost deposits from the Premier Bank teams. 16 Q2-25 NIM -0.02% Impact of prepayment fees -0.02% Impact of subordinated debt repricing 0.04% Increase in int- earning asset yields, net of liability costs Q3-25 NIM 2.91% 2.91%

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Core Efficiency Ratio(1) Expense Discipline and Focused Investment Core Non-Interest Expense(1) ($’000) 9,512 10,328 9,081 10,867 10,517 1,970 2,620 2,425 4,336 3,467 5,940 6,366 6,647 6,808 7,164 2,618 2,517 2,983 2,898 2,8266,183 6,306 6,418 6,323 7,029 35,844 36,602 36,740 40,242 41,387 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 62,067 64,739 64,294 71,474 72,390 Compensation & employee benefits Occupancy & equipment FDIC & regulatory assessments Data processing Professional fees Other Opex ▪ Q3-25 core non-interest expenses increased by $0.9 million (or 1%) from the linked quarter driven primarily by a full quarter of compensation and occupancy expenses related to recent commercial hires. (2) 17 66.00% Q3-24 67.74% Q4-24 65.81% Q1-25 72.28% Q2-25 70.30% Q3-25 1.84% 1.90% 1.96% 2.16% 2.12% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (2) Other Opex includes marketing, check card processing, amortization of intangibles, and other expenses.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Generating Consistent Returns Book Value and Tangible Book Value per Common Share(1) ($) Core ROAA(1), ROTE(1), and ROTCE(1) ▪ Capital remains strong and above “well capitalized” levels. ▪ Tangible book value per common share increased $0.24 or 1% from the same quarter last year. Capital Management ($’millions) 19.28 18.98 19.16 19.34 19.52 29.02 29.08 29.27 28.64 28.81 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Book Value per Share Tangible Book Value per Common Share 7.85% 8.24% 0.69% Q3-24 7.51% 7.89% 0.65% Q4-24 7.00% 7.34% 0.62% Q1-25 6.17% 0.53% Q2-25 7.19% 0.60% Q3-25 Core ROTE Core ROTCE Core ROAA 12 12 12 12 12 7 17 9.1% 11.3% 1 Q3-24 9.1% 11.2% 0 Q4-24 9.2% 11.2% Q1-25 8.7% 11.0% Q2-25 8.1% 10.6% 0 Q3-25 Tangible Stockholders’ Equity to Tangible Assets (1) CET1(2) Share Repurchases Common Dividend 18 (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (2) Q3-25 CET1 Ratio – Preliminary Estimate.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Management Q4-25 Outlook 19 Outlook Comments Loans 2-3% growth sequentially • Expecting continued steady growth, subject to unanticipated payoffs and supported by our strong pipeline. • Growth will be predominately driven by C&I with muted growth on CRE and Construction. • Credit expected to remain benign. Deposits Consistent with loan growth • Maintain loan-to-deposit ratio ~100%. Net Interest Income Modest decline to NIM% • Modest decline to NIM % driven by net deposit growth targets priced above current rates with NIM expansion expected to return in Q1-26. • Subject to expected growth and interest rate trends, we expect net interest income dollars to grow in-line with loans. • Two rate cuts modeled in Q4-25 totaling 50 bps. Other Income $8 to $9 million • Subject to loan swap activity and growth in services charges. Operating Expenses $70 to $71 million • Excludes one-time charges from the outsourcing of residential and title platforms of approximately $8 million in Q4-25. Capital Strong CET1 ratio (>10.5%) • Sufficient capital to fund near-term growth.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Outlook Comments Loans 7-9% growth • Expecting continued steady growth, subject to unanticipated payoffs and supported by our strong pipeline. • Growth will be driven by C&I verticals offset by run-off on the Residential portfolio. • Credit is expected to remain benign. Deposits Consistent with loan growth • Maintain loan-to-deposit ratio ~100%. Net Interest Income > 3.00% NIM • Subject to expected growth and interest rate trends, we expect net interest income dollars to grow in-line with loans. • Three rate cuts (25 bps each) modeled through the year with a terminal rate of 3.00%. Other Income $25 to $35 million • Levels reduced year-over-year related to the outsourcing of residential and title platforms. Operating Expenses $275 to $285 million • Reflects the impact of savings from the outsourcing of our residential and title platforms. • Includes anticipated inflationary increases relate to compensation and contractual vendor increases. Capital Strong CET1 ratio (>10.5%) • Continuing to explore ways to optimize capital in relation to loan growth. Management 2026 Outlook 20

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Appendix 21

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Diversified CRE Portfolio with Conservative Risk Profile ▪ Underlying collateral is diversified. ▪ Low concentration in the Multi-Family portfolio, which represents 6% of total assets. ▪ Maturity wall is modest and has a minimal impact: Our CRE Investor- Owned maturity wall, totaling $833 million (or 8% of total loans), is set to mature in 2025 and 2026 with weighted average rates of 5.41% and 4.35%, for each respective cohort. The impact of repriced loans to-date has been benign. CRE Investor-Owned Portfolio by Geography(3) Notes: • All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of September 30, 2025, unless otherwise noted. • WA rate includes borrower fixed-rate exposure for loans with swap contracts and excludes any benefit from back-to-back rate swaps • WA LTV represents the weighted average of loan balances as of September 30, 2025 divided by their most recent appraisal value, which is generally obtained at the time of origination. • WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan’s respective annual debt service based on the most recent credit review of the borrower. Footnotes: (1) Other includes underlying co-operatives, single purpose, stores and some living units / mixed use, investor-owned 1-4 family, land / development, and other. (2) Rent-regulated multi-family is defined as buildings with >50% rent-regulated units. (3) Based on location of collateral. 31% 27% 27% 9% NY PA/DE NJ 3% MA 3% MD/DC Other Limited underlying concentration exposure: • NYC rent-regulated(2) multi-family: $30.4 million • NYC Office Central Business District (CBD): $7.0 million 22 CRE Investor-Owned - Collateral Details $'millions CRE: Investor-Owned % of Total WA LTV (%) WA DSCR (x) Office 1,035 22.5% 55.0% 1.80x Retail 1,044 22.7% 52.4% 1.91x Multi-Family 879 19.1% 61.3% 1.64x Industrial / Warehouse 755 16.4% 46.0% 2.11x Hospitality 180 3.9% 46.8% 1.87x Other (1) 702 15.3% 45.1% 1.33x CRE: Investor-Owned 4,595 100.0% 52.3% 1.78x Construction 616 CRE IO and Construction Total 5,211 CRE Investor-Owned - Maturity Wall Balance Weighted Average % of Maturity Year ($'millions) Rate (%) LTV (%) DSCR (x) Loans 2025 226 5.41% 49.4% 1.92x 2.14% 2026 607 4.35% 53.9% 2.04x 5.75% Total 833 4.64% 52.7% 2.01x 7.89%

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Conservative Risk Profile of CRE IO Office & Construction Portfolio Highlights ▪ 97% of Office & Construction loans are pass-rated (not classified or criticized). ▪ 93% of Office & Construction loans are classified as non-Central Business District loans. ▪ CBD loans comprise < 1% of total assets and have a weighted average LTV of 53.5% and weighted average DSCR of 1.85x. ▪ Office portfolio is primarily secured by small properties with 72% of the portfolio secured by properties of 300K SF or smaller. ▪ The average loan size of the office portfolio is $4.7 million with 45% of the portfolio under $1 million and 79% under $5 million. In the above tables, Construction consists of all property segments (e.g., co-op, hospitality, industrial / warehouse, etc.) 23 Notes: • All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of September 30, 2025, unless otherwise noted. • WA LTV represents the weighted average of loan balances as of September 30, 2025 divided by their most recent appraisal value, which is generally obtained at the time of origination. • WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan’s respective annual debt service based on the most recent credit review of the borrower. CRE Investor-Owned: Office + Construction $'millions Balance % of Office % of Total Loans WA LTV (%) WA DSCR (x) General Office 507 49.0% 4.8% 49.9% 1.87x Life Sciences & Medical 271 26.2% 2.6% 55.7% 1.83x Credit Tenant 257 24.8% 2.4% 64.5% 1.62x Office 1,035 100.0% 9.8% 55.0% 1.80x Construction (all property segments) 616 5.8% Office + Construction 1,651 15.6% CRE Investor-Owned: Office + Construction CBD Bifurcation $'millions Balance % of Total % of CBD MA 45 2.7% 38.1% NJ 42 2.6% 35.5% PA 24 1.5% 20.5% NY 7 0.4% 5.9% Central Business District 119 7.2% 100.0% Non Central Business District 1,532 92.8% Office + Construction 1,651 100.0% Central Business District (CBD): Office + Construction $'millions Balance % of Total WA LTV (%) WA DSCR (x) Credit Tenant 42 35.5% 59.0% 2.12x General Office 35 29.1% 53.1% 2.15x Life Sciences & Medical 42 35.3% 48.2% 1.34x CBD - Office & Construction 119 100.0% 53.5% 1.85x

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 COVID-19 Pandemic Track Record of Strong Credit Performance ▪ From 2006 to Q3-25, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s NCO to average loans totaled 13 bps per year compared to 71 bps for all commercial banks between $10 - $50 billion in assets. ▪ From 2006 to Q3-25, peak net charge-offs to average loans for OCFC totaled 56 bps in 2011. Peak charge-offs for commercial banks between $10 - $50 billion in assets were 253 bps in 2009. Global Financial Crisis Hurricane Sandy 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2-25 Q3-25 OCFC NCO / Avg Loans Commercial Banks ($10-50 bn) NCO / Avg Loans (1) 24 Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag. (1) Any period with net recoveries is denoted as 0% NCO / Avg Loans in the graph.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 0.29% 0.32% 0.51% 0.63% 0.80% 1.43% Northeast Midwest Mid Atlantic Southeast Southwest West COVID-19 Pandemic Hurricane Sandy Global Financial Crisis Northeast Outperforms Through Credit Cycles… ▪ Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions ▪ Median net charge-offs / average assets for Northeastern banks averaged 20 bps during the Global Financial Crisis compared to 50 bps for other regions. GFC Peak NCOs 1.1x 1.8x 2.2x 4.9x2.8x 25 Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Hurricane Sandy Global Financial Crisis COVID-19 Pandemic …With a Similar Story in Commercial Real Estate Portfolios 0.03% 0.04% 0.09% 0.10% 0.11% 0.16% Northeast Southwest Southeast Mid Atlantic Midwest West GFC Peak CRE NCOs ▪ Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions ▪ Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions 26 Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Non-GAAP Reconciliations (1 of 2) 27 Non-GAAP Reconciliation For the Three Months Ended September 30, June 30, March 31, December 31, September 30, 2025 2025 2025 2024 2024 Core Earnings: Net income available to common stockholders (GAAP) $ 17,330 $ 16,200 $ 20,505 $ 20,905 $ 24,112 Adjustments to exclude the impact of non-recurring and non-core items: Spring Garden opening provision for credit losses - - - 1,426 - Net loss (gain) on equity investments 7 (488) (205) 5 (1,420) Net gain on sale of trust business - - - - (1,438) Restructuring charges 4,147 - - - - FDIC special assessment release (210) - - - - Merger related expenses - - - 110 1,669 Income tax (benefit) expense on items (926) 115 49 (388) 270 Loss on redemption of preferred stock - 1,842 - - - Core earnings (Non-GAAP) $ 20,348 $ 17,669 $ 20,349 $ 22,058 $ 23,193 Income tax expense 5,156 5,771 6,808 5,083 7,464 Provision for credit losses 4,092 3,039 5,340 3,467 517 Less: non-core provision for credit losses - - - 1,426 - Less: income tax (benefit) expense on non-core items (926) 115 49 (388) 270 Core earnings PTPP (Non-GAAP) $ 30,522 $ 26,364 $ 32,448 $ 29,570 $ 30,904 Core earnings diluted earnings per share $ 0.36 $ 0.31 $ 0.35 $ 0.38 $ 0.39 Core earnings PTPP diluted earnings per share $ 0.54 $ 0.46 $ 0.56 $ 0.51 $ 0.53 Core Ratios (Annualized): Return on average assets 0.60% 0.53% 0.62% 0.65% 0.69% Return on average tangible stockholders’ equity 7.19 6.17 7.00 7.51 7.85 Return on average tangible common equity 7.19 6.17 7.34 7.89 8.24 Efficiency ratio 70.30 72.28 65.81 67.74 66.00

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Non-GAAP Reconciliations (2 of 2) 28 Non-GAAP Reconciliation For the Three Months Ended September 30, June 30, March 31, December 31, September 30, 2025 2025 2025 2024 2024 Tangible Equity: Total stockholders' equity $ 1,653,427 $ 1,643,680 $ 1,709,117 $ 1,702,757 $ 1,694,508 Less: Goodwill 523,308 523,308 523,308 523,308 506,146 Intangibles 9,934 10,834 11,740 12,680 7,056 Tangible stockholders' equity 1,120,185 1,109,538 1,174,069 1,166,769 1,181,306 Less: Preferred stock - - 55,527 55,527 55,527 Tangible common equity $ 1,120,185 $ 1,109,538 $ 1,118,542 $ 1,111,242 $ 1,125,779 Tangible Assets: Total Assets $ 14,324,664 $ 13,327,847 $ 13,309,278 $ 13,421,247 $ 13,488,483 Less: Goodwill 523,308 523,308 523,308 523,308 506,146 Intangibles 9,934 10,834 11,740 12,680 7,056 Tangible Assets $ 13,791,422 $ 12,793,705 $ 12,774,230 $ 12,885,259 $ 12,975,281 Tangible stockholders' equity to tangible assets 8.12% 8.67% 9.19% 9.06% 9.10% Tangible common equity to tangible assets 8.12% 8.67% 8.76% 8.62% 8.68%